Exhibit 10.18
                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT (the "Security Agreement") is made and effective on November 26, 2003, and between QUINTEK TECHNOLOGIES, INC., a California corporation ("Debtor"), and KAZI MANAGEMENT VI, LLC ("Secured Party").

         WHEREAS, Secured Party wishes to lend to the Debtor the sum of US $500,000 (the "Loan Amount"); and


         NOW, THEREFOR, subject to the terms and conditions herein contained, and in consideration of (a) the one-year Promissory Note in the amount of US $100,000 ("Secured Note") of even date executed by Debtor and (b) four additional one year Promissory Notes ("Additional Secured Notes"), each in the amount of US$100,000, to be issued by Debtor to Secured Party according to
Schedule 1 attached hereto, Except for date of issue, the form and terms of the Secured Note and each of the Additional Secured Notes are identical. Secured Party hereby agrees to loan to Debtor the Loan Amount. Further, in condideration of any financial accommodations given or to be given or continued to Debtor by Secured Party, and as collateral security for the payment of any indebtedness, obligation, or liability of Debtor to Secured Party, now or hereafter existing, matured or mature, absolute or contingent, and wherever payable, including but not limited to the obligation of Debtor to Secured Party under the Secured Note of even date herewith, Debtor hereby grants a security interest in and assigns and transfers to Secured Party those certain assets as more particularly described in Attachment 1 (the "Collateral").

         The terms and conditions of this Security Agreement are as follows:

                  1. This Security Agreement is made and the security interest is given to secure the following:

                           a.  Performance  of and  compliance  with  all of the
terms and conditions of this Security Agreement;

                           b. Payment of the  indebtedness  of Debtor to Secured
Party evidenced by Debtor's Secured Note ( "Secured Note" herein), in favor of Secured Party, a copy of which is attached hereto as Exhibit "A", together with any extensions and renewals thereof.

                  2. Debtor hereby warrants, represents and agrees as follows with respect to each item of the Collateral assigned hereunder:

                           a.  Debtor  is the  absolute  owner of said  items of
Collateral and the obligations described in said documents are due and payable as stated therein, and that Debtor and the obligor(s) under said instruments are not now in default, as to payment of money or in any other respect, in any obligations thereunder, and that each item of Collateral has the value ascribed to it in Attachment 1, and any other feature or property or condition ascribed or prescribed therein;

                           b.  Said   Collateral,   unless  noted  otherwise  in
Attachment 1, is not subject to any prior assignment, claim, lien or security interest, and the Debtor will not make any further assignment thereof or create any further security interest therein, nor permit his rights therein to be reached by attachment, levy, garnishment, or other judicial process;

                           c.  The  obligations  of the  obligor(s)  under  said
instruments are not subject to any claim for credits, allowances, or adjustment;

                           d.  No  notice  of  the  bankruptcy,  insolvency,  or
financial embarrassment of any obligor(s) under said instruments has been received by Debtor, and upon Debtor's receipt of any such notice Debtor will immediately give Secured Party written notice thereof;

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                           e.  Debtor  has   maintained  and  will  continue  to
maintain accurate and complete records and accounts concerning all obligations given as collateral hereunder, and agrees to permit inspection of said records and accounts by Secured Party and to submit to Secured Party statements of said accounts in such form as shall be prescribed by Secured Party;

                           f.  Debtor will pay prior to  delinquency  all taxes,
liens and assessments of any kind whatsoever levied or assessed against the Collateral, or any part thereof;

                           g. Debtor will pay when due all sums  secured  hereby
and will observe all conditions, comply with all terms, and perform and discharge all acts and obligations secured hereby;

                           h. Debtor will promptly  notify  Secured Party in the
event of any material diminution to the Collateral, or any part thereof, from any source whatsoever; and

                           i. In the event an  attorney  is  employed by Secured
Party to enforce any of the terms hereof, the prevailing party shall be entitled to all costs and reasonable attorney's fees incurred by it or them in connection therewith.

                  3. The happening of any of the following shall constitute a default by Debtor under this Security Agreement:

                           a. Any warranty or  representation  made or furnished
by Debtor in this Security Agreement proves to have been false in any material respect when made or furnished;

                           b.  Failure by Debtor to keep or  perform  any of its
covenants in or to observe any of the terms of this Security Agreement or the Secured Note if such failure shall not be cured within 2 calendar days after written notice thereof from Secured Party to Debtor describing such failure in reasonable detail;

                           c.  Failure by Debtor in the payment of  indebtedness
secured by this Security Agreement;

                           d. The  loss,  theft,  damage,  destruction,  sale or
encumbrance to or of the Collateral, or any substantial part thereof, unless substantially covered by insurance; or

                           e.  The  suspension  of the  business  of  Debtor  or
commencement of proceedings for its dissolution or liquidation or the making of a general assignment for the benefit of creditors or the commencement of proceedings under any bankruptcy, insolvency, readjustment of debt or liquidation law or statute of the federal government or any state government, or the adjudication of Debtor as a bankrupt or insolvent under any law or statute, or the application for, or by any action of Debtor the indication of its approval of, consent to, acquiescence in, the appointment of a trustee or receiver for the whole or any substantial portion of its assets, or if a trustee or receiver (other than an ex parte trustee or receiver) is appointed for the whole or any substantial portion of its assets.

                  4. Upon, or at any time after, a default by Debtor, as set forth above, Secured Party may at Secured Party's option:

                           a. Declare the entire indebtedness  secured hereby or
any portion thereof immediately due and payable;

                           b.  Exercise  all rights  and  remedies  accorded  to
Secured Party by law;

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                           c. Incur expenses,  including  reasonable  attorneys'
fees, and costs, in exercise of any right or remedy hereunder, the repayment of which by Debtor is secured by this Security Agreement;

                           d.  Secured  Party shall have the right to notify the
obligor(s), if any, under any or all of the items held as collateral hereunder to make payment directly to Secured Party and to take control of all proceeds of any such instruments, and enforce any and all obligations of the obligor(s) under said instruments, which rights Secured Party may exercise at any time Debtor is in default hereunder;

                           e. In the event of the  failure in or  suspension  of
business, insolvency, petition filed in bankruptcy hereafter, or a general assignment by Debtor for the benefit of Debtor's creditors, or in the event of any default by any obligor under any of the terms of the items assigned as collateral, all the liabilities of Debtor to Secured Party shall, at the option of Secured Party, become immediately due and payable, notwithstanding any credit of extension of time allowed to Debtor by any instrument evidencing any of said liabilities; and in any such event, as well as in the event of the nonpayment of principal or interest when due on all or any of the liabilities of Debtor secured and intended to be secured hereby, in accordance with the terms of the instrument evidencing the same, Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, and hereby authorizes, empowers, and instructs said attorney-in-fact, or its assigns, to sell the collateral. Such sale of the collateral may be as a unit or in parts, at any time and place and on any terms, provided Secured Party acts in good faith and in a commercially reasonable manner; f. After deducting all legal and other costs, expenses, and charges, including attorneys' fees, incurred in the collection, sale, delivery, or preservation of the collateral security or any part thereof, Secured Party shall apply the residue of the proceeds of such sale to the payment of all of the indebtedness of Debtor to Secured Party and the interest thereon; and should there be any surplus of said proceeds after the payment of all the indebtedness of Debtor to Secured Party, together with expenses, attorneys' fees, and all charges and other liability incurred by Secured Party in the keeping, delivery, and preservation of said collateral security, such surplus shall be subject to order of Debtor. Secured Party agrees to pay to Debtor on demand, in lawful money of the United States, whatever balance may be due after the sale of said collateral security and the application of the proceeds thereof as above provided; and

                           g.  Notwithstanding  anything to the contrary herein,
Secured Party shall have the sole and unequivocal right, exercisable at Secured Party's option at any time, to deem the Collateral listed in Attachment 1 to be sold, assigned and transferred to Secured Party in consideration of Secured Party reducing the sum of all indebtedness of Debtor to Secured Party by. The reduction of indebtedness shall first be applied to payment of all expenses, attorney's fees, and all other costs, charges, and other liability incurred by Secured Party in the keeping, delivery and preservation of the Collateral. After payment of the foregoing, the remainder of the sum of reduction of indebtedness shall be applied to any unpaid interest with respect to the Secured Note; and if no unpaid interest remains, thereafter to the principal amount of the Secured Note. Provided all of the indebtedness of Debtor to Secured Party is paid in full, Secured Party shall cancel the Secured Note and release Debtor of any further obligations with respect to the Secured Note and this Security Agreement.

                  5. This Security Agreement shall be construed in accordance with the following provisions:

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                           a. Debtor  waives any right to require  Secured Party
to (i) proceed against any person, (ii) proceed against or exhaust any collateral, or (iii) pursue any other remedy in Secured Party's power; and waives any defense arising by reason of any disability or other defense of Debtor, or by reason of the cessation from any cause whatsoever of the liability of Debtor. Debtor authorizes Secured Party to (i) take and hold security, other than the Collateral herein referred to, for the payment of the indebtedness or any part thereof, and exchange, enforce, waive, and release the Collateral herein referred to or any part thereof or any such other security, and, (ii) release or substitute any other person or entity for Quintek Technologies, Inc. as Debtor;

                           b. Time is of the essence of this Security Agreement;

                           c. All  payments  and  notices  under  this  Security
Agreement or otherwise required by law shall be made to Secured Party at 3671 Sunswept Drive, Studio City, California, 91604, attn: Kazi Management VI, LLC, or such other address as the party entitled to such payment or notice may designate to the other party in writing;

                           d. Upon the satisfaction of all obligations of Debtor
to Secured Party secured hereby, Secured Party shall return to Debtor the items given as Collateral hereunder, and shall endorse and/or reassign said items of Collateral to Debtor;

                           e. This Security Agreement applies and shall inure to
the benefit of the successors and assignees of Secured Party and shall bind the successors and assignees of Debtor;

                           f. This Security  Agreement and the Assignment  which
it is a part thereof sets forth the entire agreement between Debtor and Secured Party with respect to all matters herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by the parties hereto;

                           g. This Security  Agreement is being delivered and is
intended to be performed in the State of California and shall be construed in accordance with the laws of the State of California;

                           h. In the event any  provision or  provisions of this
Security Agreement are adjudged for any reason to be unenforceable, illegal or void, the remainder of its provisions shall remain in full force and effect; and

                           i.  Concurrently  with,  or shortly  thereafter,  the
execution of this Security Agreement, the parties hereto, Debtor and Secured Party, shall execute any Financing Statement or Financing Statements required to perfect the security interest created by this Security Agreement. Such Financing Statement or Financing Statements shall be on a form or forms approved by the California Secretary of State. Additionally, Debtor shall also execute any assignments of Debtor's assets deemed Collateral in favor of Secured Party as designated by and to be held by Secured Party until repayment of the Secured Note or disposition in case of default.

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         IN  WITNESS  WHEREOF,  the  undersigned  have  executed  this  Security
Agreement on the date first above written.

                                  DEBTOR

                                  QUINTEK TECHNOLOGIES, INC.

                                  /s/ Robert Steele
                                  ----------------------------
                                  By: Robert Steele, President

                                  SECURED PARTY

                                  Kazi Management VI, LLC

                                  /s/ Zubair Kazi
                                  ----------------------------
                                  By: Zubair Kazi, President


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                                  Attachment 1
                                  (Collateral)

         All personal and real property and assets of whatsoever kind of Debtor, whether now owned or hereafter acquired, including, without limitation, intellectual property (trade names, trademarks, copyrights, patents, trade secrets, etc), inventory, contract rights, permits, licenses, intangibles, records, rights to receive income or interest or monies or credits of any kind whatsoever




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                                    Exhibit A
                           ($100,000 Promissory Note)





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